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                                                                       Exhibit 1


                                    6,000,000

                            PRENTISS PROPERTIES TRUST

                      Common Shares of Beneficial Interest

                             UNDERWRITING AGREEMENT
                             ----------------------
                                                               November 18, 1997

Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

                  Prentiss Properties Trust, a Maryland real estate investment trust (the "Company"), Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership (the "Operating Partnership") and Prentiss Properties I, Inc., a Delaware corporation (the "General Partner," and together with the Company and the Operating Partnership, the "Transaction Entities") each wish to confirm as follows its agreement with Lehman Brothers Inc. (the "Underwriter"), with respect to the sale by the Company and the purchase by the Underwriter of an aggregate of 6,000,000 shares (the "Firm Shares") of the Company's common shares of beneficial interest, par value $.01 per share (the "Common Shares"). In addition, the Company proposes to grant to the Underwriter an option to purchase up to an additional 900,000 Common Shares on the terms and for the purposes set forth in Section 2 (the "Option Shares"). The Firm Shares and the Option Shares, if purchased, are hereinafter collectively called the "Shares."

                  Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus (as herein defined).

                  1. Representations, Warranties and Agreements of the Transaction Entities. Each of the Transaction Entities, jointly and severally, represents, warrants and agrees that, as of the date hereof:

                           (a) A registration statement on Form S-3 (No.
                  333-38079), and any amendments thereto, with respect to the Shares has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and any amendments thereto have been delivered by the Company to the Underwriter. As used in this Agreement, "Effective Time" means the date and the time as of which such registration
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                  statement, or the most recent post-effective amendment
                  thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereto, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriter pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. Any registration statement (including any amendment or supplement thereto or information which is deemed to be a part thereof) filed by the Company to register additional Common Shares under rule 462(b) of the Rules and Regulations (a "Rule 462(b) Registration Statement") shall be deemed a part of the Registration Statement. Any prospectus (including any amendment or supplement thereto or information which is deemed to be a part thereof) included in a Rule 462(b) Registration Statement shall be deemed to be part of the Prospectus. Any reference herein to the Registration Statement, the Prospectus or a Preliminary Prospectus shall be deemed to include the documents incorporated or deemed to be incorporated by reference therein which were filed under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

                           (b) Each Preliminary Prospectus included as part of
                  the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Rules and Regulations, complied when so filed in all material respects with the provisions of the Securities Act, and each Preliminary Prospectus delivered to the Underwriter for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                           (c) The Registration Statement conforms in all
                  material respects, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations, and do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date and at the First Delivery Date (as defined below) (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements

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                  therein not misleading (with respect to the Prospectus, in light of the circumstances under which they were made); provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein. The Prospectus delivered to the Underwriter for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                           (d) The documents incorporated or deemed to be
                  incorporated by reference in the Registration Statement as of the applicable Effective Date, the Prospectus as of its date or any Preliminary Prospectus as of its date, complied in all material respects with the Exchange Act and the rules and regulations thereunder, and none of such documents, at such dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (e) No stop order suspending the effectiveness of the
                  Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of any of the Transaction Entities, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of any of the Transaction Entities, after due inquiry of the Commission, threatened by the Commission or by the state securities authority of any jurisdiction.

                           (f) The Company has been duly formed and is validly
                  existing as a real estate investment trust in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. None of the subsidiaries of the Company (other than the Operating Partnership, the General Partner, and Prentiss Properties Real Estate Fund I, L.P., a Delaware limited partnership ("PPREF") (collectively, the "Significant Subsidiaries")) is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations. Except as described in the Prospectus and other than the Transaction Entities (other than the Company), the Company owns no direct or indirect equity interest in any entity, except for such interests as, in the aggregate, are not material to the condition, financial or otherwise, or the earnings, assets or business affairs of the Company and its subsidiaries considered as a single enterprise.

                           (g) The Company has an authorized capitalization as
                  set forth in the Prospectus, and all of the issued shares of beneficial interest of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and

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                  conform to the description thereof contained in the
                  Prospectus. Except as disclosed in the Prospectus, no shares of beneficial interest of the Company are reserved for any purpose and except for the equity interests in the Operating Partnership ("Units"), there are no outstanding securities convertible into or exchangeable for any shares of beneficial interest of the Company, and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of beneficial interest or any other securities of the Company.

                           (h) The Operating Partnership has been duly formed
                  and is validly existing as a limited partnership under the laws of the State of Delaware, is duly qualified to do business as a foreign limited partnership in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the earnings, assets or business affairs of the Company and its subsidiaries considered as a single enterprise), and has all partnership power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. The General Partner is the sole general partner of the Operating Partnership. The Agreement of Limited Partnership of the Operating Partnership (the "Operating Partnership Agreement") is in full force and effect, and the aggregate percentage interests of the Company, the General Partner and the limited partners in the Operating Partnership are as set forth in the Prospectus; provided that to the extent any portion of the over-allotment option described in Section 2 hereof is exercised at the First Delivery Date, the percentage interest of such partners in the Operating Partnership will be adjusted accordingly. Additionally, to the extent any portion of such over-allotment option is exercised subsequent to the First Delivery Date, the Company will contribute the proceeds from the sale of the Option Shares to the Operating Partnership in exchange for a number of Units equal to the number of Option Shares issued.

                           (i) The General Partner has been duly formed and is
                  validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the earnings, assets or business affairs of the Company and its subsidiaries considered as a single enterprise), and has all corporate power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. All of the issued and outstanding capital stock of the General Partner has been duly authorized and validly issued and is fully paid and non-assessable, is owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities and has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws). No shares of capital stock of the General Partner are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable for any capital stock of the General Partner, and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of the General Partner.

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           (j)   PPREF has been duly organized and is validly existing as a limited partnership under the laws of the State of Delaware, is duly qualified to do business as a foreign limited partnership in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the earnings, assets or business affairs of the Company and its subsidiaries considered as a single enterprise), and has all partnership power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. Except as set forth in the Prospectus, all of the partnership interests of PPREF are owned directly or indirectly by the Company and the Operating Partnership, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities.

           (k) The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable. Upon payment of the purchase price and delivery of the Shares in accordance herewith, the Underwriter will receive good, valid and marketable title to the Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims, restrictions and equities. The terms of the Shares conform in substance to all statements and descriptions related thereto contained in the Prospectus. The form of the certificates to be used to evidence the Shares will at the First Delivery Date be in due and proper form and will comply with all applicable legal requirements. The issuance of the Shares is not subject to any preemptive or other similar rights.

           (l) (A) This Agreement has been duly and validly authorized, executed and delivered by each of the Transaction Entities; and (B) the Operating Partnership Agreement and the partnership agreement of each Significant Subsidiary (where applicable), has been duly and validly authorized, executed and delivered by the parties thereto and is a valid and binding agreement of the parties thereto, enforceable against such parties in accordance with its terms.

           (m) The execution, delivery and performance of this Agreement by each of the Transaction Entities and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Transaction Entities is a party or by which any of the Transaction Entities is bound or to which any of the Properties or other assets of any of the Transaction Entities is subject, nor will such actions result in any violation of the provisions of the charter, by-laws, certificate of limited partnership or agreement of limited partnership of any of the Transaction Entities, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over any of the Transaction Entities or any of their properties or assets; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriter,

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     no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Transaction Entities and the consummation of the transactions contemplated hereby.

           (n) Other than as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

           (o) Except as described in the Prospectus and except for the issuance of securities under employee benefit plans, the issuance of Units in connection with the acquisition of any properties and the issuance of Common Shares upon the exchange of Units pursuant to the Operating Partnership Agreement, no Transaction Entity has sold or issued any securities during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

           (p) None of the Transaction Entities nor any of the Properties has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of any of the Transaction Entities or any material adverse change in or affecting any of the Properties or the general affairs, management, financial position, stockholders' equity or results of operations of any of the Transaction Entities, other than as set forth or contemplated in the Prospectus.

           (q) The financial statements (including the related notes and supporting schedules) filed as part of, or incorporated by reference in, the Registration Statement and the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The Company's ratio of earnings to fixed charges (actual and, if any, pro forma) included in the Prospectus under the captions "Ratio of Earnings to Fixed Charges" and in
     Exhibit 12.1 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. Pro forma financial information included in or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act, the Rules and

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     Regulations and AICPA guidelines with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the Company at the respective dates indicated and the results of operations for the respective periods specified.

           (r) Coopers & Lybrand L.L.P., who have certified certain financial statements of the Company, whose reports appear in the Prospectus and who have delivered the initial letter referred to in Section 7(f) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

           (s) (A) The Operating Partnership, directly or indirectly, has good and marketable title to each of the Properties and the other assets not located in Texas, and has good and indefeasible title to each of the Properties and the other assets located in Texas, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those referred to in the Prospectus or those which are not material in amount or those which would not have a material adverse effect on the business, operations, use or value of any of the Properties; (B) all liens, charges, encumbrances, claims or restrictions on or affecting any of the Properties and the assets of any Transaction Entity which are required to be disclosed in the Prospectus are disclosed therein; (C) except as otherwise described in the Prospectus, neither any Significant Subsidiary nor any 10% or greater (in terms of square footage or base rent) tenant of any of the Properties is in default under (i) any space leases (as lessor or lessee, as the case may be) relating to the Properties, or (ii) any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against the Properties, in each case which default would have a material adverse effect on the earnings, assets or business affairs of the Company and its subsidiaries considered as a single enterprise, and no Transaction Entity knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements; (D) no tenant under any of the leases at the Properties has a right of first refusal to purchase the premises demised under such lease; (E) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except for such failures to comply that would not have a material adverse effect on the earnings, assets or business affairs of the Company and its subsidiaries considered as a single enterprise; and (F) no Transaction Entity has knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will in any material manner affect the size of, use of, improvements on, construction on or access to the Properties.

           (t) The mortgages and deeds of trust which encumber the Properties are not convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than other Properties.

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           (u)   The Operating Partnership, directly or indirectly, has obtained title insurance on the fee or leasehold interests in each of the Properties, in an amount at least equal to the greater of (A) the mortgage indebtedness of each such Property or (B) the purchase price of each such Property.

           (v) Except as disclosed in the Prospectus: (A) to the knowledge of the Transaction Entities, the operations of the Company, the Operating Partnership, the General Partner, each Manager, and the Properties are materially in compliance with all Environmental Laws (as defined below) and all requirements of applicable permits, licenses, approvals and other authorizations issued pursuant to Environmental Laws; (B) to the knowledge of the Transaction Entities, after due inquiry, none of the Transaction Entities or any Property has caused or suffered to occur any Release (as defined below) of any Hazardous Substance (as defined below) into the Environment (as defined below) on, in, under or from any Property, and no condition exists on, in, under or adjacent to any Property that could result in the incurrence of liabilities under, or any violations of, any Environmental Law or give rise to the imposition of any Lien (as defined below), under any Environmental Law, except such as in each case would not have a material adverse effect on any Property or Transaction Entity; (C) none of the Transaction Entities has received any written notice of a claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on, in, under or originating from any Property; (D) none of the Transaction Entities has actual knowledge of, or received any written notice from any Governmental Authority (as defined below) claiming, any violation of any Environmental Law or a determination to undertake and/or request the investigation, remediation, clean-up or removal of any Hazardous Substance released into the Environment on, in, under or from any Property; and (E) no Property is included or, to the knowledge of the Transaction Entities, after due inquiry, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and none of the Transaction Entities has actual knowledge that any Property has otherwise been identified in a published writing by the EPA as a potential CERCLA removal, remedial or response site or, to the knowledge of the Transaction Entities, is included on any similar list of potentially contaminated sites pursuant to any other Environmental Law.

     As used herein, "Hazardous Substance" shall include any hazardous substance, hazardous waste, toxic substance, pollutant or hazardous material, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste which is subject to regulation under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49

                                       8
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     C.F.R. (S) 172.101, or in the EPA's List of Hazardous Substances and
     Reportable Quantities, 40 C.F.R. Part 302); "Environment" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor and outdoor air; "Environmental Law" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. (S) 9601 et seq.) ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. (S) 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. (S) 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. (S) 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. (S) 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 U.S.C. (S) 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. (S) 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules and orders relating to the protection of the Environment or of human health from environmental effects; "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "Lien" shall mean, with respect to any Property, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance.

           (w) Each Transaction Entity and their subsidiaries, and each Property carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of such Property and as is customary for companies engaged in similar businesses in similar industries.

           (x) Each Transaction Entity owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of its business and has no reason to believe that the conduct of its business will conflict with, and has not received any notice of any claim of conflict with, any such rights of others.

           (y) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which any Transaction Entity is a party or of which any property or assets of any Transaction Entity is the subject which, if determined adversely to such Transaction Entity, could reasonably be expected to have a material adverse effect on the consolidated financial position, shareholders' equity, results of operations or business of the Company; and to the best

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     knowledge of the Transaction Entities, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

           (z) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

           (aa) No relationship, direct or indirect, exists between or among any of the Transaction Entities on the one hand, and the directors, trustees, officers, stockholders, customers or suppliers of the Transaction Entities on the other hand, which is required to be described in the Prospectus which is not so described.

           (bb) No labor disturbance by the employees of any Transaction Entity exists or, to the knowledge of the Transaction Entities, is imminent which might be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company and its subsidiaries considered as a single enterprise.

           (cc) Each Transaction Entity is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which any Transaction Entity would have any liability; no Transaction Entity has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) sections 412 or 4971 of the Internal Revenue Code of 1986, as amended (the "Code"); and each "pension plan" for which any Transaction Entity would have any liability that is intended to be qualified under section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

           (dd) Each Transaction Entity has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to any Transaction Entity which has had (nor does any Transaction Entity have any knowledge of any tax deficiency which, if determined adversely to it might have) a material adverse effect on the financial position, stockholders' equity, results of operations or business of such Transaction Entity.

           (ee) At all times since October 22, 1996, the Company, the Operating Partnership, the General Partner, and the Managers have been and upon the sale of

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     the Shares will continue to be, organized and operated in conformity with the requirements for qualification of the Company as a real estate investment trust under the Code and the proposed method of operation of the Company, the Operating Partnership, the General Partner and the Managers will enable the Company to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code.

           (ff) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, no Transaction Entity has (i) issued or granted any securities, except for the issuance of securities under employee benefit plans and the issuance of Common Shares upon the exchange of Units pursuant to the Operating Partnership Agreement, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock (other than regular quarterly dividends).

           (gg) Each Transaction Entity and their subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

           (hh) Neither the Company nor any Significant Subsidiary (i) is in violation of its charter, by-laws, certificate of limited partnership, agreement of limited partnership or other similar organizational document,
     (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of the Properties or any of its other properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or the Properties or any of its other properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of the Properties or any of its other properties or assets or to the conduct of its business.

           (ii) No Transaction Entity, nor any director, trustee, officer, agent, employee or other person associated with or acting on behalf of any Transaction Entity, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

           (jj) No Transaction Entity is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

           (kk) The Shares have been approved for listing upon official notice of issuance on the New York Stock Exchange.

           (ll) Other than this Agreement and as set forth in the Prospectus under the heading "Underwriting," there are no contracts, agreements or understandings between any Transaction Entity and any person that would give rise to a valid claim against any Transaction Entity or the Underwriter for a brokerage commission, finder's fee or other like payment with respect to the consummation of the transactions contemplated by this Agreement.

           (mm) Each Transaction Entity has complied with all provisions of Florida Statutes (S) 517.075, relating to issuers doing business with Cuba.

     2. Purchase of the Shares by the Underwriter. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell the 6,000,000 Firm Shares, to the Underwriter and the Underwriter agrees to purchase 6,000,000 Firm Shares.

     In addition, the Company grants to the Underwriter an option to purchase up to 900,000 Option Shares. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Shares and is exercisable as provided in Section 4 hereof. The price of both the Firm Shares and any Option Shares shall be $25.00 per share.

     The Company shall not be obligated to deliver any of the Shares to be delivered on the First Delivery Date or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Shares to be purchased on such Delivery Date as provided herein.

     3. Offering of Shares by the Underwriter. The Underwriter proposes to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     4. Delivery of and Payment for the Shares. Delivery of and payment for the Firm Shares shall be made at the office of Rogers & Wells, 200 Park Avenue, New York, New York 10166, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or on the fourth full business day if this Agreement is executed after the daily closing time of the New York Stock Exchange, or at such other date or place as shall be determined by agreement between the Underwriter and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Firm Shares to the Underwriter for the account of the Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer or, at the Company's election, by certified or official bank check or checks payable in same day funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder. Upon delivery, the Firm Shares shall be registered in such names and in such denominations as the Underwriter shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Shares, the Company shall make the certificates representing the Firm Shares available for inspection by the Underwriter in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

     At any time on or before the thirtieth day after the date of this Agreement, the option granted in Section 2 may be exercised by written notice being given to the Company by the Underwriter. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Underwriter, when the Option Shares are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the Option Shares are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date."

     Delivery of and payment for the Option Shares shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Underwriter and the Company) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Shares to the Underwriter for the account of the Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer or, at the Company's election, by certified or official bank check or checks payable in same day funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder. Upon delivery, the Option Shares shall be registered in such names and in such denominations as the Underwriter shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Shares, the Company shall make the certificates representing the Option Shares available for inspection by the Underwriter in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

     5. Further Agreements of the Transaction Entities. Each of the Transaction Entities jointly and severally agrees:

           (a) To prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

           (b) To furnish promptly to the Underwriter and to counsel for the Underwriter such number of conformed copies as the Underwriter shall reasonably request of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith or incorporated by reference therein and all documents incorporated by reference therein; such copies will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;

           (c) To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Shares or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Underwriter and, upon its request, to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance. The aforementioned documents furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T;


                           (d) To file promptly with the Commission any
                  amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Underwriter, be required by the Securities Act or requested by the Commission;


                           (e) Prior to filing with the Commission any amendment
                  to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing;


                           (f) The Company will make generally available to its
                  security holders and will deliver to the Underwriter as soon as practicable (it being understood that the Company shall have until at least 410 days after the end of the Company's current fiscal quarter) an earnings statement (in form complying with the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations), which need not be certified by independent certified public accountants unless required by the Securities Act or the Rules and Regulations, covering a twelve-month period commencing after the "effective date" (as defined in said Rule 158) of the Registration Statement;


                           (g) For a period of five years following the
                  Effective Date, to furnish to the Underwriter copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Shares may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;


                           (h) Promptly from time to time to take such action as
                  the Underwriter may reasonably request to qualify the Shares for offering and sale under the securities, real estate syndication or Blue Sky laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares;


                           (i) For a period of 90 days from the date of the
                  Prospectus, the Company will not, directly or indirectly, (1) offer for sale, contract to sell, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Shares or securities convertible into or exercisable or exchangeable for Common Shares (other than the Shares and any Units or Common Shares that may be issued in connection with any acquisition of a property or pursuant to customary compensation arrangements and employee benefit plans), or sell or grant options, rights or warrants with respect to any Common Shares or securities convertible into or exercisable or exchangeable for Common Shares (except pursuant to customary compensation arrangements and employee benefit plans), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc.;

                           (j) To maintain the listing of the Common Shares on
                  the New York Stock Exchange, Inc.;

                           (k) To apply the net proceeds from the sale of the
                  Shares being sold by the Company in accordance with the description set forth in the Prospectus under the caption "Use of Proceeds";

                           (l) To take such steps as shall be necessary to
                  ensure that none of the Transaction Entities shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder;

                           (m) Except as stated in this Agreement and in the
                  Preliminary Prospectus and Prospectus, no Transaction Entity has taken, nor will take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of the Shares;

                           (n) The Company will use its best efforts to continue
                  to meet the requirements to qualify as a "real estate investment trust" under the Code; and

                           (o) If this Agreement shall be terminated by the
                  Underwriter because of any failure or refusal on the part of the Transaction Entities to comply with the terms or fulfill any of the conditions of this Agreement, the Transaction Entities jointly and severally agree to reimburse the Underwriter for all reasonable out-of-pocket expenses (including fees and expenses of counsel for the Underwriter) incurred by the Underwriter in connection herewith.

         6. Expenses. The Transaction Entities jointly and severally agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Shares; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Shares; (f) any applicable listing or other fees; (g) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in
Section 5(i) and of preparing, printing and distributing a Blue Sky Memorandum (including related reasonable fees and expenses of counsel to the Underwriter); and (h) all other costs and expenses incident to the performance of the obligations of the Transaction Entities under this Agreement; provided that, except as provided in this Section 6 and in Section 12 the Underwriter shall pay its own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriter.

         7. Conditions of Underwriter's Obligations. The obligations of the Underwriter hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Transaction Entities contained herein, to the performance by each Transaction Entity of its obligations hereunder, and to each of the following additional terms and conditions:

              (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rules 424 and 430A under the Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Transaction Entities or the Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriter.

              (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, business, properties, net worth, or results of operations of any Transaction Entity, any of their subsidiaries or any Property not contemplated by the Prospectus, which in the opinion of the Underwriter, would materially adversely affect the market for the Shares, or (ii) any event or development relating to or involving any Transaction Entity, or any partner, officer, director or trustee of any Transaction Entity, which makes any statement of a material fact made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriter and its counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Securities Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, adversely affect the market for the Shares.

                           (c) All corporate proceedings and other legal matters
                  incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                           (d) Hunton & Williams, or such other firm or firms
                  satisfactory to counsel for the Underwriter, shall have furnished to the Underwriter its written opinion, as counsel to the Company, addressed to the Underwriter and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriter, to the effect that:

                                      (i)   The Company has been duly formed and
                               is validly existing as a real estate investment trust in good standing under and by virtue of the laws of the State of Maryland, is in good standing with the State Department of Assessments and Taxation of Maryland and as a foreign trust or corporation in those jurisdictions listed in such opinion, and has all trust power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement.

                                      (ii)  The Company has an authorized
                               capitalization as set forth in the Prospectus under the caption "Capitalization," and all of the issued shares of beneficial interest of the Company (other than the Shares) have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus.

                                      (iii) The Operating Partnership has been
                               duly formed and is validly existing as a limited partnership under the laws of the State of Delaware, is duly qualified to do business as a foreign limited partnership in Texas, Maryland, Illinois, Pennsylvania and California, and has all partnership power and authority necessary to own or hold its properties, to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement. To such counsel's knowledge, the General Partner is the sole general partner of the Operating Partnership, the Operating Partnership Agreement is in full force and effect, and the aggregate percentage interests of the Company, the General Partner and the limited partners in the Operating Partnership are as set forth in the Prospectus.

                                            (iv) The General Partner has been
                                    duly formed and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in Texas, Maryland, Illinois, Pennsylvania and California, and has all corporate power and authority necessary to own or hold its properties, to conduct the business in which it is engaged as described in the Registration Statement and the Prospectus, and to enter into and perform its obligations under this Agreement. All of the issued and outstanding capital stock of the General Partner has been duly authorized and validly issued and is fully paid and non-assessable, is owned by the Company free and clear of any perfected security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities or, to such counsel's knowledge, any unperfected security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities.

                                            (v) PPREF has been duly organized
                                    and is validly existing as a partnership under the laws of State of Delaware, is duly qualified to do business in California, Illinois, Michigan, Missouri, Wisconsin, Texas and Virginia, and has all partnership power and authority necessary to own or hold its properties and to conduct the business in which it is engaged. Except as set forth in the Prospectus, all of the issued partnership interests of PPREF are owned directly or indirectly by the Company and the Operating Partnership, free and clear of any perfected security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities or, to such counsel's knowledge, any unperfected security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities.

                                            (vi) The Shares have been duly and
                                    validly authorized and, when issued and
                                    delivered against payment therefor as
                                    provided herein, will be duly and validly issued, fully paid and non-assessable. Upon payment of the purchase price and delivery of the Shares in accordance herewith, the Underwriter will receive good, valid and marketable title to the Shares, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims, restrictions and equities. The terms of the Shares conform in all material respects to all statements and descriptions related thereto contained in the Prospectus. The form of the certificates to be used to evidence the Shares are in due and proper form and comply with all applicable legal requirements. The issuance of the Shares is not subject to any preemptive or other similar rights arising under the Declaration of Trust or by-laws of the Company, Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended, or any agreement or other instrument to which the Company is a party known to such counsel.

                                            (vii) This Agreement has been duly
                                    and validly authorized, executed and
                                    delivered by the each of the Transaction
                                    Entities.

                                            (viii) The execution, delivery and
                                    performance of this Agreement by each of the Transaction Entities and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any of the Transaction Entities is a party or by which any of the Transaction Entities is bound or to which any of the Properties or other assets of any of the Transaction Entities is subject, nor will such actions result in any violation of the provisions of the charter, by-laws, certificate of limited partnership or agreement of limited partnership of any of the Transaction Entities, or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over any of the Transaction Entities or any of their properties or assets; and except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Transaction Entities and the consummation of the transactions contemplated hereby.

                                            (ix) To such counsel's knowledge,
                                    other than as set forth in the Prospectus and pursuant to the Operating Partnership Agreement as to the Exchange Shares (as defined therein), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                                            (x) To such counsel's knowledge,
                                    there are no legal or governmental
                                    proceedings pending to which any Transaction
                                    Entity is a party or of which any property or assets of any Transaction Entity is the subject which are not disclosed in the Prospectus and which, if determined adversely to such Transaction Entity, would have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations or business of the Company; and to the knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                                            (xi) There are no contracts or other
                                    documents known to such counsel which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

                                            (xii) To such counsel's knowledge,
                                    no relationship, direct or indirect, exists between or among any of the Transaction Entities on the one hand, and the directors, trustees, officers, stockholders, customers or suppliers of the Transaction Entities on the other hand, which is required to be described in the Prospectus which is not so described.

                                            (xiii) To such counsel's knowledge,
                                    neither the Company nor any Significant
                                    Subsidiary (i) is in violation of its
                                    charter, by-laws, certificate of limited partnership, agreement of limited partnership or other similar organizational document or (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of the Properties or any of its other properties or assets is subject and which was filed as an exhibit to the Registration Statement.

                                            (xiv) No consent, approval,
                                    authorization or other order of, or
                                    registration or filing with, any court,
                                    regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company other than those which have been obtained under the Securities Act and the Exchange Act (except such as may be required under state securities, real estate syndication or Blue Sky laws governing the purchase and distribution of the Shares, as to which such counsel need express no opinion) for the valid issuance and sale of the Shares to the Underwriter as contemplated by this Agreement.

                                            (xv) No Transaction Entity is an
                                    "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder. The Shares have been approved for listing on the New York Stock Exchange upon notice of issuance.

                                            (xvi) The documents incorporated or
                                    deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Securities Act (other than the financial statements and related schedules and financial information and data included therein, as to which no opinion need be rendered), at the time they were filed with the Commission, complied and will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

                                            (xvii) The Registration Statement
                                    was declared effective under the Securities
                                    Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

                                            (xviii) The Registration Statement
                                    and the Prospectus and any further
                                    amendments or supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules and other financial data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

                                            (xix) The statements contained in
                                    the Prospectus under the captions "Risk
                                    Factors," "Description of Shares of
                                    Beneficial Interest," "Federal Income Tax
                                    Considerations," and "Certain Federal Income
                                    Tax Considerations," insofar as those
                                    statements are descriptions of contracts, agreements or other legal documents, or they describe federal statutes, rules and regulations, and except to the extent such statements are statistics or calculations, constitute a fair summary thereof, and the opinion of such counsel filed as Exhibit 8 to the Registration Statement is confirmed and the Underwriter may rely upon such opinion as if it were addressed to them.


      In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America and the corporate law of the State of Delaware; (ii) rely (to the extent such counsel deems proper and specifies in their opinion), as to matters involving the application of the laws of the State of Maryland upon the opinion of other counsel of good standing, provided that such other counsel is satisfactory to counsel for the Underwriter and furnishes a copy of its opinion to the Underwriter; and (iii) in giving each of the opinions referred to in Section 7(d)(iii), (iv) and (v), state that such opinion is based upon an examination of the statutes and regulations of certain States referenced in such opinion in the latest unofficial compilations, and that such opinion is subject to the broad discretionary powers of securities commissioners or other authorized officials to, among other things, withdraw or deny the exempt status accorded by statute to particular classes of securities or transactions, to impose additional requirements, to require additional information, and to issue stop orders or to deny, withdraw, revoke or suspend permits or registrations where such have been granted; provided that such counsel shall state that it believes that both the Underwriter and it are justified in relying upon such opinions of local counsel. Such counsel shall also have furnished to the Underwriter a written statement, addressed to the Underwriter and dated such Delivery Date, in form and substance satisfactory to the Underwriter, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement and the Prospectus, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for the statements made in the Prospectus under the captions "Description of Shares of Beneficial Interest" and "Federal Income Tax Considerations" insofar as such statements relate to the Shares and concern legal matters, and may state that such counsel expresses no belief with respect to the financial statements and notes thereto and other financial and statistical data included or incorporated by reference in, or omitted from, the Registration Statement or the Prospectus.


      (e) The Underwriter shall have received from Rogers & Wells, counsel for the Underwriter, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.


      (f) At the time of execution of this Agreement, the Underwriter shall have received from Coopers & Lybrand L.L.P. a letter, in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in, or incorporated by reference in, the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.


      (g) With respect to the letter of Coopers & Lybrand L.L.P. referred to in the preceding paragraph and delivered to the Underwriter concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Underwriter a letter (the "bring-down letter") of such accountants, addressed to the Underwriter and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.


      (h) Each Transaction Entity shall have furnished to the Underwriter a certificate, dated such Delivery Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:


          (i) The representations, warranties and agreements of the Transaction Entities in Section 1 are true and correct as of such Delivery Date; the Transaction Entities complied with all of their agreements contained herein; and the conditions set forth in Sections 7(a) and 7(i) have been fulfilled; and

          (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (with respect to the Prospectus, in light of the circumstances in which they were made), and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

      (i) (i) None of the Transaction Entities or any Property shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of any Transaction Entity or any change, or any development involving a prospective change, in or affecting any Property or the general affairs, management, financial position, stockholders' equity or results of operations of any Transaction Entity, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

      (j) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.


      (k) The Shares shall be approved for listing on the New York Stock Exchange, Inc., subject only to official notice of issuance.

      (l) The Transaction Entities shall not have failed at or prior to such Delivery Date to have performed or complied with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to such Delivery Date.


      (m) On the First Delivery Date, counsel for the Underwriter shall have been furnished with such documents and opinions as it may require for the purpose of enabling it to pass upon the issuance and sale of the Shares as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Transaction Entities in connection with the issuance and sale of the Shares as herein contemplated shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.


      (n) The Company shall have furnished or caused to be furnished to the Underwriter such further certificates and documents as the Underwriter shall have reasonably requested.

      (o) In the event that the Underwriter exercises its option provided in
Section 2(b) hereof to purchase all or any portion of the Option Shares, the representations and warranties of the Transaction Entities contained herein and the statements in any certificates furnished by the Transaction Entities hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriter shall have received:


          (i) A certificate, dated such Date of Delivery, of the President or a Vice President of each Transaction Entity and of the chief financial or chief accounting officer of each Transaction Entity confirming that the certificate delivered on the First Delivery Date pursuant to Section 7(h) hereof remains true and correct as of such Date of Delivery.


          (ii) The favorable opinion of Hunton & Williams, counsel for the Transaction Entities, or such other firm or firms satisfactory to counsel for the Underwriter, in form and substance satisfactory to counsel for the Underwriter, dated such Date of Delivery, relating to the Option Shares to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 7(d) hereof.


          (iii) The favorable opinion of Rogers & Wells, counsel for the Underwriter, dated such Date of Delivery, relating to the Option Shares to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 7(e) hereof.

           (iv) A letter from Coopers & Lybrand L.L.P., in form and substance satisfactory to the Underwriter and dated such Date of Delivery, substantially the same in form and substance as the letters furnished to the Underwriter pursuant to Section 7(f) hereof.


      All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

      Any certificate or document signed by any officer of the Transaction Entities and delivered to the Underwriter, or to counsel for the Underwriter, shall be deemed a representation and warranty by the Transaction Entities to the Underwriter as to the statements made therein.

      The several obligations of the Underwriter to purchase Option Shares hereunder are subject to the satisfaction on and as of any Date of Delivery of the conditions set forth in this Section 7, except that, if any Date of Delivery is other than the First Delivery Date, the certificates, opinions and letters referred to in Sections 7(d) through 7(h) hereof shall be dated the Date of Delivery in question and the opinions called for by Sections 7(d) and 7(e) hereof shall be revised to reflect the sale of Option Shares.

      8. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission.

      9.       [INTENTIONALLY LEFT BLANK].

      10.      Indemnification and Contribution.

      (a) The Transaction Entities jointly and severally, shall indemnify and hold harmless the Underwriter, its officers and employees and each person, if any, who controls the Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading (with respect to the Prospectus, in light of the circumstances under which they were made), or (iii) any act or failure to act or any alleged act or failure to act by the Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Transaction Entities shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse the Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Transaction Entities shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning the Underwriter furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Transaction Entities may otherwise have to the Underwriter or to any officer, employee or controlling person of that Underwriter.

      (b) The Underwriter shall indemnify and hold harmless each Transaction Entity, its officers and employees, each of its directors or trustees, and each person, if any, who controls each Transaction Entity within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which each Transaction Entity or any such director, trustee, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Underwriter furnished to the Company by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse each Transaction Entity and any such director, trustee, officer or controlling person for any legal or other expenses reasonably incurred by each Transaction Entity or any such director, trustee, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to each Transaction Entity or any such director, trustee, officer, employee or controlling person.

      (c) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriter shall have the right to employ counsel to represent jointly the Underwriter and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriter against the Transaction Entities under this Section 10 if, in the reasonable judgment of the Underwriter, it is advisable for the Underwriter, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

      (d) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Transaction Entities on the one hand and the Underwriter on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transaction Entities on the one hand and the Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities on the one hand and the Underwriter on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Transaction Entities, on the one hand, and the total underwriting discounts and commissions received by the Underwriter with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Transaction Entities and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 10(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (e) The Underwriter confirms and each Transaction Entity acknowledges that
(i) the statements with respect to the public offering of the Shares by the Underwriter set forth on the cover page of, (ii) the legend concerning over-allotments on the inside front cover page of, and (iii) pursuant to Item 508 of Regulation S-K of the Securities Act, the information contained in the seventh, eighth and ninth paragraphs in the section captioned "Plan of Distribution" in, the Prospectus are correct and constitute the only information concerning the Underwriter furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Registration Statement and the Prospectus.

      11. Termination. The obligations of the Underwriter hereunder may be terminated by the Underwriter by notice given to and received by the Company prior to delivery of and payment for the Firm Shares if, prior to that time, any of the events described in Sections 7(i), 7(j) or 7(l), shall have occurred or if the Underwriter shall decline to purchase the Shares for any reason permitted under this Agreement.

      12. Reimbursement of Underwriter's Expenses. If the Company shall fail to tender the Shares for delivery to the Underwriter by reason of any failure, refusal or inability on the part of the Transaction Entities to perform any agreement on their part to be performed, or because any other condition of the Underwriter's obligations hereunder required to be fulfilled by the Transaction Entities is not fulfilled (other than the condition set forth in Section 7(j) herein), the Transaction Entities will reimburse the Underwriter for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriter in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Transaction Entities shall pay the full amount thereof to the Underwriter.

                  13. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                           (a) if to the Underwriter, shall be delivered or sent
                  by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285,
                  Attention: Syndicate Department (Fax: 212-526-6588), with a copy, in the case of any notice pursuant to Section 10(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285; with a copy to Robert E. King, Jr., Esq., Rogers & Wells, 200 Park Avenue, New York, New York 10166 (Fax: 212-878-8375);

                           (b) if to the Transaction Entities shall be delivered
                  or sent by mail, telex or facsimile transmission to the Company, 3890 W. Northwest Highway, Suite 400, Dallas, Texas 75220, Attention: Michael V. Prentiss (Fax: 214-350-2408); with a copy to Randall S. Parks, Esq., Hunton & Williams, 951 East Byrd Street, Richmond, Virginia 23219 (Fax:
                  804-788-8218).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

                  14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Transaction Entities and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Transaction Entities contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriter contained in
Section 10(b) of this Agreement shall be deemed to be for the benefit of directors and trustees of the Transaction Entities, officers of the Company who have signed the Registration Statement and any person controlling the Transaction Entities within the meaning of section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 14, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  15. Survival. The respective indemnities, representations, warranties and agreements of the Transaction Entities and the Underwriter contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                  16. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

                  17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

                  18. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing correctly sets forth the agreement between the Company and the Underwriter, please indicate your acceptance in the space provided for that purpose below.


                                   Very truly yours,

                                   PRENTISS PROPERTIES TRUST



                                   By  /s/ THOMAS F. AUGUST
                                     -------------------------------------
                                       Name:  Thomas F. August
                                       Title:  President

                                   PRENTISS PROPERTIES ACQUISITION
                                     PARTNERS, L.P.

                                     By: Prentiss Properties I, Inc., its
                                         general partner



                                         By       /s/ THOMAS F. AUGUST
                                           -------------------------------
                                           Name:  Thomas F. August
                                           Title: President

                                   PRENTISS PROPERTIES I, INC.



                                   By  /s/ THOMAS F. AUGUST
                                     -------------------------------------
                                       Name:  Thomas F. August
                                       Title:  President


Accepted:

Lehman Brothers Inc.



By  /s/ MICHAEL W. REID
  -----------------------------------
       Authorized Representative